Exhibit 99(a)


                              ASSIGNMENT AGREEMENT

          ASSIGNMENT AGREEMENT, dated as of April 22, 1998 (the "Agreement") between MCI COMMUNICATIONS CORPORATION (the "Company" or "Assignor"), as initial Callholder and as issuer of the 6.125% Callable/Redeemable Notes due 2012 (the "Notes"), and NationsBanc Montgomery Securities LLC, as assignee of the Call Option ("Assignee"). Capitalized terms not defined herein shall have the meaning ascribed to such terms in the form of Note attached hereto as Exhibit A.

                                   WITNESSETH:


          WHEREAS, the Company has executed and delivered an Indenture dated as of February 17, 1995, as amended (the "Indenture") between the Company and the Trustee providing for the issue from time to time of its debentures, notes or other evidences of indebtedness in one or more series; and

          WHEREAS, Paragraph I.E of the form of Note provides that the Callholder may at any time assign its rights and obligations under the Call Option without notice to, or consent of, the holders of the Notes, provided, however, that (i) such rights and obligations are assigned in whole and not in part and (ii) the Callholder provides notice to the Trustee and the Company of such assignment contemporaneously with such assignment; and

          WHEREAS, all conditions and requirements necessary to assign the initial Callholder's rights and obligations under the Call Option in accordance with its terms have been satisfied;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Assignor, as the initial Callholder and as the issuer of the Notes, and Assignee hereby agree as follows:

          Section 1. Assignment of Call Option. Pursuant to paragraph I.E of the form of Note, the Company, as initial Callholder, hereby assigns all of its right, title and interest in the Call Option to Assignee in consideration for the payment of cash in an amount as separately agreed in writing by the Company and Assignee.

          Section 2. Covenants of the Company. The Company covenants with Assignee as follows:


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(a)  The  Company  agrees  that  neither  it  nor  any of  its  subsidiaries  or affiliates shall defease, purchase or otherwise acquire, or enter into any agreement to defease, purchase or otherwise acquire, any of the Notes prior to the Coupon Reset Date, or in the event that the Assignee does not exercise the Call Option, the Call Notice Date. Nothing in the paragraph shall limit the Company's rights and obligations under paragraph II of the form of Note or Section 4 hereof.

(b) Notwithstanding any provision to the contrary set forth in the Indenture, the Company shall (i) use its reasonable best efforts to maintain the Notes in book-entry form with The Depository Trust Company ("DTC") or any successor thereto and to appoint a successor depositary to the extent necessary to maintain the Notes in book-entry form, and (ii) waive any discretionary right it otherwise has under the Indenture to cause the Notes to be issued in certificated form.

(c) The Company shall not, without the prior written consent of Assignee, permit the Indenture (including the Notes) to be amended in any manner, or otherwise contain any provision not contained therein as of the date hereof, that in either case, in the reasonable judgment of Assignee, produces a material adverse change in (i) the terms and conditions of the Notes or (ii) the procedures set forth in paragraphs I and III of the form of Note. Nothing in this paragraph shall (x) limit the Company's right to issue new series of Debt Securities under the Indenture, (y) limit the Company's right to supplement or amend the Indenture as necessary to effect a consolidation, merger, conveyance, transfer or lease transaction otherwise allowed under the Indenture, or (z) prohibit the Company from otherwise amending the Indenture.

          Section 3. Conditions to Assignee's Obligations. The obligations of Assignee under this Agreement have been undertaken in reliance on, and shall be subject to, (a) the due performance by the Company of its obligations and agreements as set forth in this Agreement and the accuracy, in all material respects, of the representations and warranties in this Agreement and any certificate delivered pursuant hereto, and (b) the further condition that none of the following events shall have occurre at any time on or prior to the Coupon Reset Date:

          (i) the rating of any securities of the Company (or, if the Company's securities are not rated, any entity into which the Company may be merged, converted or consolidated, or any entity resulting from any merger, conversion or consolidation to which the Company may be a party, or any entity to which the Company may sell or otherwise transfer all or substantially all of its business or the parent of any such entity) ranking on par with or senior to the Notes is below BBB- or the equivalent rating thereof by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. at any time later than the date 15 calendar days prior to the Call Notice Date;

          (ii) trading in any securities of the Company (or any entity into which the Company may be merged, converted or consolidated, or any entity resulting from any merger, conversion

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    or consolidation to which the Company may be a party, or any entity to which the Company may sell or otherwise transfer all or substantially all of its business or the parent of any such entity) shall have been materially suspended or materially limited by the Commission or the NASDAQ NMS at any time later than the date 15 calendar days prior to the Call Notice Date where the effect of such suspension or limitation is to make it, in the reasonable judgment of Assignee, impracticable to conduct the Coupon Reset Process or to enforce contracts for the sale of the Notes; provided, however, that this paragraph 3(ii) shall not apply to any limitation of trading in any securities that results from the issuing entity's having gone private so that such securities are no longer publicly traded;

          (iii) trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ NMS shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices shall have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities; or there shall have occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case, at any time later than the date 15 calendar days prior to the Call Notice Date, the effect o which is such as to make it, in the reasonable judgment of the Assignee, impracticable to conduct the Coupon Reset Process or to enforce contracts for the sale of the Notes;

          (iv) an Event of Default (as defined in the Indenture), or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes shall have occurred and be continuing; or

          (v) a material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, shall have occurred during the period from the Call Notice Date to the Coupon Reset Date which change, in the reasonable opinion of Assignee, makes it impracticable or impossible to conduct the Coupon Reset Process or remarket the Notes; and

Assignee shall have received on the Coupon Reset Date a certificate of the Chief Financial Officer and Treasurer of the Company, dated as of such date, to the effect that (A) the Company has in all material respects complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Coupon Reset Date, (B) the representations and warranties in this Agreement are true and correct in all material respects with the same force as though expressly made at and as of the Coupon Reset Date, and (C) none of the events specified in this Section 3, other than those events specifically waived in writing by the Assignee, has occurred.

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In the event of the failure of any of the foregoing conditions, the Assignee may terminate its obligations under this Agreement as provided in Section 5 hereof.

         Section 4.        Company's Option to Redeem.

If the Assignee elects to exercise the Call Option pursuant to paragraph I.A of the form of Note, then not later than two Business Days prior to the Coupon Reset Date, the Company shall notify the Assignee and the Trustee if the Company irrevocably elects to exercise its right to redeem the Notes, in whole but not in part, from the holders thereof on the Coupon Reset Date (the "Overcall Option"). If the Company elects to exercise the Overcall Option it will pay on the Coupon Reset Date (i) to th holders of the Notes, a price equal to 100% of the aggregate principal amount of the Notes, plus all accrued and unpaid interest thereon, and (ii) to the Assignee, the Notes Premium.

         Section 5.        Termination of Agreement.

(a) This Agreement shall terminate as to the Assignee on the effective date of the repurchase of the Notes by the Company pursuant to Section 4 hereof or the redemption of the Notes by the Company pursuant to paragraph II of the form of Note.

(b) In addition, the Assignee may terminate all of its obligations under this Agreement immediately by notifying the Company and the Trustee of its election to do so, at any time on or before the Coupon Reset Date, in the event that: (i) any of the conditions referred to or set forth in Section 3(a) hereof have not been met or satisfied, or (ii) any of the events set forth in Section 3(b) shall have occurred at any time during the time periods specified for such events on or prior to the Coupon Reset Date.

(c) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except that, in the case of termination pursuant to Section 5(b) of this Agreement (other than if termination of this Agreement is the result of the occurrence of the event specified in Section 3(b)(iii) hereof) the Company shall (i) reimburse the Assignee for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Assignee in connection with this Agreement, and (ii) pay to the Assignee such amounts are as set forth in Section 5(d) below, except as otherwise provided below.

(d) In the case of either (i) termination of this Agreement pursuant to Section 5(b) after the Assignee elects on the Call Notice Date to exercise the Call Option (but with respect to events or circumstances giving rise to such right of termination that occur or arise prior to the Assignee's election on the Call Notice Date to exercise the Call Option, only if, in the reasonable judgment of the Assignee, the effect thereof is to make it illegal or impracticable for the Assignee to conduct the Coupon Reset Process), (ii) termination of this Agreement due to the occurrence, prior to the Assignee's election on the Call Notice Date to exercise the Call Option, of a breach of any

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     covenant of the Company set forth in Section 2 hereof or of the  occurrence of any event set forth in Section 3 hereof,  or (iii)  termination  of this
     Agreement  because  (x)  the  Assignee,   in  its  reasonable   discretion,
     determines that the remarketing of the Notes cannot be effected under the Act without registration under the Act, and either (1) the Company determines that it does not wish to register the Notes under the Act, or
     (2) the Company and the Assignee are unable in good faith to agree on the terms of the registration statement, underwriting agreement (including provisions with respect to indemnification) and other documentation and the Assignee determines in its sole judgment that such disagreement makes it impracticable to conduct the Coupon Reset Process or remarket the Notes, then, upon the request of th Assignee, the Company shall (u) with respect to any Notes which were not tendered to the Assignee pursuant to the terms of the Call Option, pay the Assignee, in same-day funds by wire transfer to an account designated by the Assignee, an amount equal to the Notes Premium in respect of the face amount of such Notes and (v) with respect to any Notes which were unable to be sold by the Assignee pursuant to the terms of the Call Option, the Company shall purchase such Notes from the Assignee and pay to the Assignee, in same-day funds by wire transfer to an account designated by the Assignee, an amount equal to the sum of (x) the aggregate principal amount of such Notes and (y) the Notes Premium with respect to such Notes; provided, however, that this Section 5(d) shall not apply in the event that the termination of this Agreement is the result of the occurrence of the event set forth in Section 3(b)(iv) hereof prior to the Call Notice Date. In each case, the Notes Premium due in respect of such principal amount of Notes not tendered or not sold shall be calculated in accordance with the terms of paragraph III.B.(iii) of the form of Note, using the Treasury Rate as determined on the third Business Day prior to the Coupon Reset Date, and any amounts due under this Section shall be paid by the Company to the Assignee on the Coupon Reset Date.

(e) This Agreement shall not be subject to termination by the Company.

(f) This Section 5 shall survive termination of this Agreement and remain in full force and effect.

          Section 6. Assignment of Agreement. The Assignor may not assign any of its rights or obligations hereunder without the prior written consent of the Assignee. The Assignee may assign its rights and obligations hereunder in whole but not in part without the consent of the Assignor, provided, that the conditions set forth in paragraph I.E of the form of Note are satisfied.

         Section 7.        Miscellaneous.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE).


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(b)  This  Agreement  may be amended only by a written  agreement  signed by the parties hereto.

(c)  This Agreement may be executed in any number of counterparts  each of which
     so  executed  and  delivered  shall   constitute  an  original,   but  such
     counterparts shall constitute one and the same agreement.

(d) Any notices, requests or other communications given or made hereunder or pursuant hereto shall be made in writing (including by facsimile) at the addresses and facsimile numbers set forth below:

         To the Company:                    MCI Communications Corporation
                                            1801 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Facsimile No.:  (202) 887-2198
                                            Attention: Treasurer

                  with a copy to:

                                            MCI Communications Corporation
                                            1801 Pennsylvania Avenue, N.W.
                                            Washington, D.C. 20006
                                            Facsimile No.: (202) 887-2047
                                            Attention: General Counsel

                  To the Assignee:         NationsBanc Montgomery Securities LLC
                                           100 N. Tryon Street
                                           NCI-007-06-07
                                           Charlotte, NC 28255
                                           Attention:        Syndicate






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          IN WITNESS  WHEREOF,  the Assignor  and the Assignee  have each caused this Agreement to be executed by their duly authorized officers or signatories as of the date first above written.

MCI COMMUNICATIONS CORPORATION,
as Assignor



By: /s/ MCI COMMUNICATIONS CORPORATION
Name:
Title:


NATIONSBANC MONTGOMERY
SECURITIES LLC, as Assignee



By:/s/ NATIONSBANC MONTGOMERY SECURITIES LLC
Name:
Title:



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EXHIBIT A


                                  FORM OF NOTE